EXHIBIT 23.1


                      [LETTERHEAD OF DELOITTE & TOUCHE LLP]

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We consent to the incorporation by reference in this Registration Statement of PanAmSat Corporation on Form S-8 of our report dated January 15, 1999, appearing in the Annual Report on Form 10-K of PanAmSat Corporation for the year ended December 31, 1998.


                                                    /s/ DELOITTE & TOUCHE LLP
                                                    ----------------------------
                                                    DELOITTE & TOUCHE LLP

Stamford, Connecticut
January 26, 2000